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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:   September 28, 2000
(Date of earliest event reported)

                           NCT Funding Company, L.L.C.
            (Exact name of registration as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

        000-30501                                        22-363034
(Commission File Number)                    (IRS Employer Identification No.)

                                  650 CIT Drive
                        Livingston, New Jersey 07039-0491
              (Address of principal executive offices and zip code)
                                 (973) 740-5000
              (Registrants' telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)



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Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

Exhibit No.                   Description

  25                          Statement of Eligibility of Indenture Trustee

                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NCT Funding Company, L.L.C.


                                        By: /s/ Glen Votek
                                           -----------------------------------
                                        Name:  Glen Votek
                                        Title: Executive Vice President
                                               & Treasurer


Dated:  September 28, 2000